UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	April 21, 2017

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-206176, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01, 333-206176-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001226006 (RFS Holding, L.L.C.) and 0001290098 (Synchrony Credit Card Master Note Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01.	Entry into Material Definitive Agreements.

Synchrony Credit Card Master Note Trust (the “Trust”) entered into each of (i) the Eleventh Amendment to Master Indenture (the “Master Indenture Amendment”), dated as of April 21, 2017, a copy of which is filed with this Form 8-K as Exhibit 4.1, between the Trust and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), in order to amend certain provisions of the Master Indenture, dated as of September 25, 2003, (ii) the Thirteenth Amendment to Transfer Agreement (the “Transfer Amendment”), dated as of April 21, 2017, a copy of which is filed with this Form 8-K as Exhibit 4.2, between the Trust and RFS Holding, L.L.C. (the “Depositor”), in order to amend certain provisions of the Transfer Agreement, dated as of September 25, 2003, (iii) the Sixth Amendment to Servicing Agreement (the “Servicing Amendment”), dated as of April 21, 2017, a copy of which is filed with this Form 8-K as Exhibit 4.3, between the Trust and Synchrony Financial, in order to amend certain provisions of the Servicing Agreement, dated June 27, 2003, (iv) the Twelfth Amendment to Receivables Sale Agreement (the “RSA Amendment”), dated as of April 21, 2017, a copy of which is filed with this Form 8-K as Exhibit 4.4, between Synchrony Bank and the Depositor, in order to amend certain provisions of the Receivables Sale Agreement, dated June 27, 2003, (v) the Third Amendment to Trust Agreement (the “Trust Amendment”), dated as of April 21, 2017, a copy of which is filed with this Form 8-K as Exhibit 4.5, between the Depositor and BNY Mellon Trust of Delaware, acting solely in its capacity as trustee (the “Trustee”), in order to amend certain provisions of the Trust Agreement, dated September 25, 2003, and (vi) the Second Omnibus Supplement to Specified Indenture Supplements (“Omnibus Amendment”), dated as of April 21, 2017, a copy of which is filed with this Form 8-K as Exhibit 4.6, between the Trust and the Indenture Trustee, in order to amend certain provisions of the Indenture Supplements specified in the Omnibus Amendment (collectively, the “Amendments”).

Each of the Amendments amends the definition of “Monthly Period” in order to transition allocations, reporting and other features of the Trust’s transactions to a calendar month basis.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
4.1	Eleventh Amendment to Master Indenture, dated as of April 21, 2017, between the Trust and the Indenture Trustee
4.2	Thirteenth Amendment to Transfer Agreement, dated as of April 21, 2017, between the Trust and the Depositor
4.3	Sixth Amendment to Servicing Agreement, dated as of April 21, 2017, between the Trust and Synchrony Financial
4.4	Twelfth Amendment to Receivables Sale Agreement, dated as of April 21, 2017, between the Synchrony Bank and the Depositor
4.5	Third Amendment to Trust Agreement, dated as of April 21, 2017, between the Depositor and the Trustee
4.6	Second Omnibus Supplement to Specified Indenture Supplements, dated as of April 21, 2017, between the Trust and the Indenture Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 26, 2017	RFS Holding, L.L.C., as depositor

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President